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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 16,2004

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                          000-21039             52-1975978
-------------------------------         ----------------     -------------------
(State or other jurisdiction of         (Commission File      (I.R.S. Employer
incorporation or organization)           Number)             Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA          22209
----------------------------------------------          -----

(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.


On March 16, 2004, Strayer Education, Inc. announced that it had declared its regular quarterly common stock cash dividend for the First Quarter in the amount of $0.065 per share payable on April 20, 2004 to all holders of record on April 6, 2004. The March 16, 2004 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01        Press Release dated March 16, 2004


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Strayer Education, Inc.
Date:  March 16, 2004                              By: /s/ Mark C. Brown
                                                       -------------------------
                                                       Mark C. Brown
                                                       Senior Vice President and
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
-----------------          --------------------------
99.01                      Press Release dated March 16, 2004.








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